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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):   October 12, 1999



                      Electronic Data Systems Corporation
            (Exact name of registrant as specified in its charter)

          Delaware                  01-11779                75-2548221
 (State or Other Jurisdiction     (Commission             (IRS Employer
      of Incorporation)           File Number)          Identification No.)

                               5400 Legacy Drive
                            Plano, Texas 75024-3105
                   (Address of Principal Executive Offices,
                              Including Zip Code)


      Registrant's telephone number, including area code:  (972) 604-6000


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Item 5.   Other Events.

Electronic Data Systems Corporation (the "Company") has registered Debt Securities (the "Debt Securities") pursuant to Registration Statement No. 333-10145, as amended (the "Registration Statement"). The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 4l5 under the Securities Act of 1933. On October 6, 1999, the Company entered into an Underwriting Agreement (the "Underwriting Agreement") with the several underwriters named therein, relating to the offering by the Company of three series of Debt Securities under the Registration Statement: (i) $500,000,000 aggregate principal amount of 6.850% Notes due 2004, (ii) $700,000,000 aggregate principal amount of 7.125% Notes due 2009 and (iii) $300,000,000 aggregate principal amount of 7.450% Notes due 2029 (collectively, the "Offered Securities"). The Underwriting Agreement incorporates by reference the terms of a Form of Underwriting Agreement Standard Provisions (Debt Securities) dated October 6, 1999, a form of which was filed as Exhibit 1 to the Registration Statement (the "Standard Provisions"). The Offered Securities will be issued under an Indenture, dated as of August 12,1996, between the Company and Chase Bank of Texas, National Association (formerly Texas Commerce Bank National Association), as trustee (the "Trustee"), a form of which was filed as
Exhibit 4 to the Registration Statement. Each of the (i) Underwriting Agreement,
(ii) the terms of the Offered Securities, including the forms of Offered Securities, (iii) an opinion of D. Gilbert Friedlander, general counsel to the Company, as to the legality of the Offered Securities and (iv) an opinion of Baker & Botts L.L.P., counsel to the Company, as to certain tax matters relating to the Offered Securities is being filed as an exhibit to this report.


Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

          Exhibit
          Number             Description of Document
          ------             -----------------------

             1 Underwriting Agreement dated as of October 6, 1999 between the Company and the several underwriters named therein, excluding the Standard Provisions, the form of which is filed as Exhibit 1 to the Registration Statement.

           4.1 Form of 6.850% Note due 2004 issued by the Company under the Indenture.

           4.2 Form of 7.125% Note due 2009 issued by the Company under the Indenture.

           4.3 Form of 7.450% Note due 2029 issued by the Company under the Indenture.

           4.4 Supplemental Indenture dated as of October 12, 1999 between the Company and Chase Bank of Texas, National Association as trustee.

             5 Opinion of D. Gilbert Friedlander, counsel to the Company, as to the legality of the Offered Securities.

                                       2
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             8           Opinion of Baker & Botts L.L.P., counsel to the
                         Company, as to certain tax matters relating to the Offered Securities.


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ELECTRONIC DATA SYSTEMS CORPORATION


                                        By:    /S/ D. GILBERT FRIEDLANDER
                                               --------------------------
                                        Name:  D. Gilbert Friedlander
                                        Title: Senior Vice President, General
                                               Counsel and Secretary

October 12, 1999

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                                 EXHIBIT INDEX
                                 -------------

   Exhibit
   Number                          Description                             Page No.
   ------                          -----------                             --------
      1         Underwriting Agreement dated as of October 6, 1999             5
                between the Company and the several underwriters named
                therein.

    4.1         Form of 6.850% Note due 2004 issued by the Company under      14
                the Indenture.

    4.2         Form of 7.125% Note due 2009 issued by the Company under      21
                the Indenture.

    4.3         Form of 7.450% Note due 2029 issued by the Company under      28
                the Indenture.

    4.4         Supplemental Indenture dated as of October 12, 1999           35
                between the Company and Chase Bank of Texas, National
                Association as trustee.

      5         Opinion of D. Gilbert Friedlander, counsel to the             46
                Company, as to the legality of the Offered Securities.

      8         Opinion of Baker & Botts L.L.P., counsel to the Company,      53
                as to certain tax matters relating to the Offered
                Securities.

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